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                                                                    EXHIBIT 10.3


                                   ADDENDUM A

     This Addendum A (the "Addendum") is made as of the 1st day of January, 2000 (the "Effective Date") to that certain Carrier Digital Services Agreement (DSA #PTI-991029) dated October 29, 1999 (the "DSA") made by and between MCI WORLDCOM Network Services, Inc. ("MCI WorldCom") and PTEK Holdings, Inc. (formerly known as Premiere Technologies, Inc.) ("Customer"). In the event of any conflict between the terms and conditions of the DSA and the terms and conditions of this Addendum, the terms and conditions of this Addendum shall control. The DSA and this Addendum shall collectively be referred to as the "Agreement". The parties acknowledge that the terms and conditions set forth in this Agreement will apply to Customer and any of Customer's Subsidiaries and Affiliates as described herein and the term "Customer" shall be deemed to include Customers Subsidiaries and Affiliates for all intents and purposes. Provided, however, Customer shall cause Customers Subsidiaries and Affiliates to pay all charges under the terms of this Agreement; provided, however, in the event Customer's Subsidiaries and Affiliates fail to pay such charges, Customer agrees to be liable for such charges. For purposes of this Agreement, "Customer's Subsidiaries and Affiliates" shall include those corporations, associations, limited liability companies, partnerships, limited liability partnerships, business trusts or other business entities, whether now existing or hereafter acquired or formed, and of which the entity in question at the time in question owns or controls ten percent (10%) of more of the outstanding equity securities or other beneficial ownership interests either directly or through an unbroken chain of entities as to each of which ten percent (10%) or more of the outstanding equity securities or other beneficial ownership interests are owned directly or indirectly by its parent.

1. TERM. This Agreement shall commence as of January 1, 2000, and shall continue through and include December 31, 2004 (the "Term"). Further, upon the expiration of the Term, the terms and conditions of this Agreement shall remain in full force and effect subject to termination by either party upon not less than six (6) months' prior written notice to the other party which notice may be given prior to the end of the Term.

2.   [***]

3.   USE OF SERVICES.

     (A) In consideration of the terms and conditions of this Agreement including the Special Rates described in Section 2 above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Customer represents and warrants that the Services purchased under this Agreement [***]

     (B) In the event Customer is in breach of Subsection 3(A) above, MCI WorldCom shall notify Customer of such breach in writing. Customer shall have ten (10) days (the "Investigation Period") in which to investigate such claim and provide MCI WorldCom with its assessment of such claim. If during the Investigation Period, Customer


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     determines that it is in breach of Subsection 3(A), Customer shall have an additional ten (10) day period (the "Remedy Period") in which to remedy such breach and pay MCI WorldCom [***]. If such breach is remedied in accordance with the foregoing, Customer shall have no further liability for such breach. In the event Customer determines that it is not in breach of Subsection 3(A) or fails to remedy the breach to MCI WorldCom's sole satisfaction by the end of the Remedy Period, the parties agree to follow the arbitration procedures set forth in the Settlement Agreement described in Section 8 below. Notwithstanding anything to the contrary contained in the Settlement Agreement, if Customer is deemed by the Arbitrator to have breached Subsection 3(A), MCI WorldCom's sole remedy shall be for the Arbitrator to award MCI WorldCom an amount equal to[***]

4. RATES FOR NEW SERVICE. Notwithstanding anything to the contrary contained in the Agreement, during Service Term only, Customer shall have the eight to purchase new Services [***]

5.   [***]

6. ASSIGNMENT. Notwithstanding anything to the contrary contained in this Agreement [***]

7. OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Term and any extensions thereof.

8.   SETTLEMENT AGREEMENT.  The parties acknowledge the existence of that
     certain Settlement Agreement dated         , 2000, a copy of which is
     attached hereto and incorporated herein by reference. All capitalized terms not defined herein shall have meanings ascribed to them in the Settlement Agreement

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     IN WITNESS WHEREOF, the parties have entered into this Addendum A as of the
Effective Date.

MCI WORLDCOM NETWORK                    PTEK HOLDINGS, INC.
SERVICES, INC.

      /s/ Thomas F. O'Neil III                /s/ Patrick G. Jones
----------------------------------      -------------------------------
            (Signature)                            (Signature)

      Thomas F. O'Neil III                    Patrick G. Jones
----------------------------------      -------------------------------
           (Print Name)                            (Print Name)

      Chief Legal Counsel                     Executive Vice President
----------------------------------      -------------------------------
              (Title)                                 (Title)


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